PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

(In thousands)	December 31,
	2025	2024
Leasehold improvements	7,286	6,995
Machinery and equipment	6,204	5,939
Office equipment and furniture	563	641
Property, plant and equipment, gross	14,053	13,575
Accumulated depreciation	(7,085)	(5,707)
Property, plant and equipment, net	$6,968	$7,868